Merger Announcement August 10, 2022 Exhibit 99.2

Disclaimer and FLS Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” for purposes of the federal securities laws concerning Gemini, Disc, the proposed transaction and other matters. These forward-looking statements include express or implied statements relating to Gemini’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Gemini’s and Disc’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to obtain stockholder approval for the transaction; the risk that the concurrent financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the transaction and the ability of each of Gemini and Disc to consummate the transactions; risks related to Gemini’s continued listing on the Nasdaq Stock Market until closing of the proposed transaction; risks related to Gemini’s and Disc’s ability to correctly estimate their respective operating expenses and expenses associated with the transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on Gemini’s or Disc’s business relationships, operating results and business generally; costs related to the merger; the outcome of any legal proceedings that may be instituted against Gemini, Disc or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby; the ability of Gemini or Disc to protect their respective intellectual property rights; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments; and those factors described under the heading “Risk Factors” in the Gemini’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors included in later filings, including any Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of Gemini’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the ongoing COVID-19 pandemic and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Gemini’s forward-looking statements only speak as of the date they are made, and Gemini does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. Important Additional Information Will be Filed with the SEC In connection with the proposed transaction between Gemini and Disc, Gemini intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Gemini and information statement of Disc. GEMINI URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEMINI, DISC, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus/information statement and other documents filed by Gemini with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders should note that Gemini communicates with investors and the public using its website (www.geminitherapeutics.com), the investor relations website (https://investors.geminitherapeutics.com/) where anyone will be able to obtain free copies of the proxy statement/prospectus/information statement and other documents filed by Gemini with the SEC and stockholders are urged to read the proxy statement/prospectus/information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. Participants in the Solicitation Gemini, Disc and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Gemini’s directors and executive officers is included in Gemini’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus/information statement relating to the transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Disc Medicine opportunity: Provides Gemini shareholders with opportunity to participate in the Disc Medicine growth story, at a pivotal time for Disc Medicine Diversified and clinical-stage portfolio: Two programs currently in clinical trials (DISC-0974 and bitopertin); provides multiple shots on goal Near-term clinical catalysts: Steady stream of clinical data read-outs, including interim data from patient studies in the next 6-12 months Combined financial strength – financing into 2025: Combined company expected to have approximately $175 million in cash and cash equivalents upon closing; resources expected to fund operations into 2025 Merger with Disc to be Transformative Transition into a clinical-stage company with multiple programs focused on hematology

Merger of Gemini and Disc Overview Merger with Disc Medicine, a privately-held company focused on hematology Strong balance sheet of approximately $175 MM expected to provide funding for operations into 2025 Upon close, company expected to be renamed “Disc Medicine” trading as NASDAQ: IRON Transaction Summary Expected ownership approximately 72% Disc, 28% Gemini, in each case before giving effect to the concurrent financing, subject to adjustment based on Gemini’s net cash at closing Projected $92 million net cash from Gemini + additional $53.5 million concurrent financing CVR agreement to provide additional consideration to Gemini stockholders if legacy Gemini programs GEM103 and GEM307 are monetized Expected close Q4’2022 subject to approval of stockholders Management and Programs Existing Disc Medicine management to lead the merged company New Board of Directors will include 9 members (8 existing Disc, 1 Gemini) Combined company will focus on advancing development of Disc programs

Disc is Building a Leading Company Dedicated to Treating Hematologic Diseases Fundamental & Validated Pathways Clinical-Stage Portfolio with Broad Potential Multiple Near-Term Catalysts Focus on Hematologic Disorders Potential to address immense need spanning a wide spectrum of disorders Predictive, objective endpoints Fundamental to red blood cell biology: iron and heme Clinical and genetic evidence of target mechanism in humans Initiated Bitopertin Ph 2 in EPP and XLP Initiated DISC-0974 Ph 1b/2 in Anemia of MF Data expected 2023: Bitopertin in EPP DISC-0974 in Anemia of Inflammation: MF and CKD EPP (Erythropoietic Protoporphyria); XLP (X-linked Protoporphyria); MF (myelofibrosis); CKD (chronic kidney disease)

Our Executive Team

Deep experience building companies and bringing therapies to patients

John Quisel, JD, PhD | CEO & President



Former EVP & Chief Business Officer at Acceleron Pharma; 14 years through transformative Celgene partnerships, IPO and launch of Reblozyl®; led re-acquisition and positioning of sotatercept for PAH

Brian MacDonald, MB, ChB, PhD | Chief Innovation Officer



Founder and former Board Member of Disc Medicine; founder and CEO of Merganser Biotech; Previously at Zelos Therapeutics, 3-Dimensional Pharmaceuticals, GlaxoSmithKline

Jonathan Yu, MBA | Chief Business Officer



Qpex Biopharma (Co-founder), The Medicines Company, Acceleron Pharma, and Johnson & Johnson. Leadership roles in corporate strategy, finance and operations licensing, M&A, and commercial planning

Srikanth Venkatraman, PhD | SVP Chemistry



Merck and Schering-Plough, leadership roles in discovery, manufacturing and formulation, including for Victrelis® (boceprevir), first approved HCV protease inhibitor

Hua Yang, PhD | VP Nonclinical R&D



Agios, Millennium / Takeda, BMS. Leadership positions in DMPK and Clinical Pharmacology, including for approved therapies IDHIFA® (enasidinib), TIBSOVO® (ivosidenib) and PYRUKIND® (mitapivat)

Joanne Bryce, CPA | Chief Financial Officer



Former CFO of Arkuda Therapeutics, Dyne Therapeutics, and Quartet Medicine; previously at WiTricity, Speedy Packets, Narrative Communications; Arthur Andersen

Will Savage, MD, PhD | Chief Medical Officer



Magenta Therapeutics and Shire / Takeda; Trained in Pediatric Hematology & Transfusion Medicine; Faculty at Harvard Medical School, Johns Hopkins University School of Medicine

Rahul Khara, PharmD, JD | General Counsel



Former VP Legal and Chief Compliance Officer at Acceleron Pharma, supported commercial launch of Reblozyl® and eventual acquisition by Merck; Arnold & Porter, LLP; Sidley Austin LLP

Min Wu, PhD | VP Biology



Proteostasis, FORMA, Agios, AVEO Oncology. Discovery and development across range of therapeutic areas including oncology and orphan disease including AATD, CF, lysosomal storage disease and others

Jeremy Brinkerhoff, CPA | VP Finance



Former Partner at CFGI, a portfolio company of The Carlyle Group and largest non-audit accounting advisory firm in US and focused on life science companies; Covidien; PwC

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Our Investors & Advisors

Investors

Atlas Venture, Novo Holdings, Access Biotechnology, OrbiMed Healthcare Fund Management, ARIX, Janus Henderson Investors, Rock Springs Capital, 5AM Ventures, Nantahala Capital Management, LLC, W, Alexandria Venture Investments

Board of Directors

Donald Nicholson, PhD
Former CEO, Nimbus Therapeutics
Chairman of the Board

Mona Ashiya, PhD
Partner
OrbiMed

Jay Backstrom, MD, MPH
Former EVP and CMO
Acceleron Pharma

Kevin Bitterman, PhD
Partner
Atlas Venture

Mark Chin, MS, MBA
Managing Director
Arix Biosciences

Liam Ratcliffe, MD, PhD
Head of Biotechnology
Access Industries

Eric Snyder, PhD
Partner
Novo Ventures

William White, JD
CFO, Akero Therapeutics
Audit Committee Chair

John Quisel, JD, PhD
CEO and President
Disc Medicine

Scientific Advisory Board

Mark Fleming, MD, DPhil
Professor, Pathology
Harvard Medical School

Tomas Ganz, MD, PhD
Professor, Medicine
UCLA

Elizabeta Nemeth, PhD
Professor, Medicine
UCLA

Stefano Rivella, PhD
Professor, Pediatric Medicine
Chair, Sickle Cell Anemia, CHOP

Uma Sinha, PhD
CSO, Bridge Bio
Former CSO, Global Blood Therapeutics

Srdan Verstovsek, MD, PhD
Professor, Medicine
U. Texas / MD Anderson

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Targeting Fundamental Pathways that Impact the Biology of Red Blood Cells Erythropoietic Porphyrias CKD Anemia Sickle Cell Disease Myelodysplastic Syndromes Iron and heme formation play a central role in erythropoiesis Polycythemia Vera Critical points of intervention across multiple hematologic diseases Severe Rare (000s) Widely Prevalent (MMs) Wide Spectrum of Hematologic Diseases Addressable by Disc Portfolio IBD Anemia Anemia of Myelofibrosis Diamond-Blackfan Anemia Hereditary Hemochromatosis Moderate Prevalence (100K+) Beta-Thalassemia

Our Hematology-Focused Pipeline

Multiple programs in development, each with pipeline-in-a-product potential

Portfolio	Program	Preclinical / Phase 1 / Phase 2	Near-Term Milestones
Heme Biosynthesis Modulator	**Bitopertin†** GlyT1 Inhibitor Oral, once-daily	Erythropoietic Porphyrias (EPP and XLP) – *Initiated July '22* Diamond-Blackfan Anemia (planned) and other indications	**EPP / XLP** • Phase 2 BEACON Trial in EPP / XLP (open-label, initiated July '22) • Phase 2 AURORA Trial in EPP (placebo-controlled, expected to initiate 2H '22) • Interim open-label data expected by 1H'23
Hepcidin Suppression Release Iron	**DISC-0974‡** Anti-HJV monoclonal antibody Subcutaneous, once-monthly	Anemia of Myelofibrosis (MF) – *Initiated June '22* Anemia of Chronic Kidney Disease (CKD) – *Initiation expected by YE '22*	**Proof-of-Mechanism** • Phase 1 SAD data presented June '22 **Myelofibrosis Anemia** • Initiated Phase 1b / 2 trial in 1H'22 • Interim open-label data expected in '23 **CKD Anemia** • Expect to initiate Phase 1b / 2 trial by YE'22 • Interim data expected in '23
	DISC-0998‡ Anti-HJV monoclonal antibody Extended half-life	Anemia Associated with Inflammatory Diseases	
Hepcidin Induction Reduce Iron	**Mat-2 Inhibitor** Oral small molecule	Polycythemia Vera and Diseases of Iron Overload	Lead candidate optimization

Iron Modulation

† Bitopertin in-licensed from Roche; ‡ DISC-0974 and DISC-0998 in-licensed from Abbvie

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Strong Growth Trajectory Towards Building a Leading Hematology Company Establish Company Build Portfolio of Clinical Programs Demonstrate Phase 2 POC in Multiple Programs 2021 DISC-0974 enters the clinic, licensed bitopertin, Series B financing 2023 and Beyond Positioned to enter potentially pivotal trials; expand range of indications and pipeline Initiate Phase 3 Studies and Expand Portfolio 2020 Series A and founding technology 2022-2023 DISC-0974 data read-out; expect to initiate and complete several Phase 1b or 2 patient studies with DISC-0974 and bitopertin

Bitopertin GlyT1 Inhibitor Heme Biosynthesis Modulation

Bitopertin: Oral, Selective GlyT1 Inhibitor In multiple clinical trials by Roche, bitopertin was observed to modulate heme biosynthesis by blocking uptake of glycine in erythrocytes Glycine Critical and initiating precursor for heme biosynthesis and is supplied by GlyT1 transporter Hemoglobin Protoporphyrin IX (PPIX) ALAS ALAD HMBS UROS UROD CPO PPO FECH ferrochelatase Heme Bitopertin Blocks glycine uptake in RBCs by inhibiting GlyT1 +Succinyl CoA Porphyrin Synthesis Iron Heme Biosynthesis Pathway

Glycine Hemoglobin Heme Porphyrins + Globin + Iron + Succinyl CoA Porphyrin Toxicity Erythropoietic Protoporphyria X-Linked Protoporphyria Congenital Erythropoietic Porphyria Hepatic Porphyrias Heme Toxicity Diamond-Blackfan Anemia Myelodysplastic Syndromes Globin Toxicity Beta-Thalassemia Sickle Cell Disease Mature red blood cells (RBCs) Excess RBCs Polycythemia Vera Dysregulated Hemoglobin Synthesis Drives Disease Inhibiting heme synthesis with bitopertin has potential to address a wide range of hematologic diseases bold (trial ongoing) / bold (trial planned)

Erythropoietic Protoporphyria (EPP) Rare, debilitating and lifelong condition characterized by extreme pain and damage to skin caused by light Genetic condition caused by defective heme biosynthesis – deficient enzyme ferrochelatase Lifelong and presents in early childhood Caused by accumulation of toxic metabolite PPIX XLP, mechanistically similar disease, also PPIX-related Debilitating and potentially life-threatening Skin: severe, disabling pain attacks (days), edema, burning Hepatobiliary disease: gallstones, liver dysfunction or failure Psychosocial well-being (fear, anxiety) and development No cure or disease-modifying treatment Avoid sun / light, protective clothing, window tinting, Zn/Ti Oxide One FDA-approved agent, afamelanotide, a surgically-implanted tanning agent EPP and XLP Prevalence: Approximately 7-8k+ addressable patients in US and Europe; recent genetic studies suggest number may be higher Sources: Deybach et al (2009) Orphanet Journal of Rare Diseases; American Porphyria Foundation; Dickey et al (2021) Genet. Med. Image sources: Daily Mail Australia (2019); FDA Scientific Workshop on EPP (2016); Buonuomo et al. (2014) Arch Dis Child

EPP Impacts Multiple Aspects of Patients’ Lives Attacks are easily triggered and result in excruciating pain that has neuropathic qualities and can last for days Madelyn 11-Year Old Patient Kristin Mother of boy with EPP “I can only tolerate about 10 minutes of direct sunlight before I get a reaction. These reactions can last up to five days. When I have a reaction, I can't sleep because the pain is so strong. It hurts so much.” Darlene & Nanelle Adult Patients “I’m deeply concerned about what this is doing to his mind. I see his personality changing before my eyes. The anxiety, the isolation, the loneliness, how people treat him, how he's treating the world around him, it's changing. I can see it - that’s really hard to manage as a parent.” “It’s like a chemical burn. It’s like a burn from the inside out as opposed to the surface.” “If you’ve ever worked with jalapenos or habanero peppers, you know. That burning gets on your hands, and there’s nothing you can do. It takes about five to seven days for it to wear off.” “My life and that of my family's is completely different than it would if I were able to be in the sun. The curtains in our home are always closed. There are no outside activities during the day -- no beach, no picnics, no washing the car or cutting the lawn, no camping, no theme parks.” Meghan 16-Year Old Patient Sources: FDA Scientific Workshop on EPP

PPIX is a Driver of Disease in EPP / XLP Patients

Toxic and photo-active metabolite accumulates in RBCs and is transported to skin and other organs, causing damage

Skin

- Porphyrin ring absorbs light and **emits energy and heat**
- Oxidative damage to endothelial capillaries and surrounding tissue, perivascular edema, complement activation
- Pain, burning sensation, swelling, inflammation, chronic skin lesions

Psychosocial

- Issues with focus and concentration
- Lack of sleep, physical and social isolation
- Significant lifestyle modification, fear and anxiety


N
HN
NH
N
HO2C
CO2H

Protoporphyrin IX

Hepatobiliary

- PPIX accumulation in bile canaliculae, causing oxidative damage
- Cholelithiasis requiring surgery or impaired liver function (~25%) and end-stage liver disease requiring transplant (2-5%)
- Clinical and biochemical surveillance

Other Complications

- Nutritional deficiency resulting in osteoporosis and propensity for fractures, chronic alterations to skin (e.g. fragile), mild anemia

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Bitopertin: Potential Disease-Modifying Treatment Designed to reduce disease-causing PPIX by limiting uptake of glycine into developing erythrocytes EPP and XLP Patients High PPIX Levels Bitopertin Treatment Designed to Reduce PPIX Levels Potential first disease-modifying treatment for EPP and XLP Mutations result in reservoir of supra-physiological levels of PPIX Figures adapted from Halloy et al. (2021) Cell Chem Biol FECH ALAS2 (+++) Glycine ↓ Protoporphyrin IX ↑↑↑↑ X Heme PPOX CPOX UROD UROS HMBS ALAD Protoporphyrin IX FECH ALAS2 (+++) X Heme PPOX CPOX UROD UROS HMBS ALAD ↓ Glycine

Bitopertin Reduced PPIX in Models of EPP / XLP Effects on PPIX have the potential to be disease-modifying EC50 3.8 nM Free PPIX (pmol / 1x106 cells) Bitopertin log[M] Data presented at the 63rd ASH Annual Meeting (December 2021); Studies performed in collaboration with Boston Children’s Hospital (PI: Paul Schmidt, Advisor: Mark Fleming) Sources: † Heerfordt et al. (2016) Br J. Dermatol.; Wulf et al. (2019) Photodiagn and Photodyn Ther; Poh-Fitzpatrick (1997) J Am Acad Derm ↓ PPIX Levels by up to ~90% Bitopertin reduces PPIX, the driver of disease pathophysiology, and is expected to be disease-modifying Reductions in PPIX levels of >30% reported in literature to have a major impact on photosensitivity in patients†; Bitopertin has been shown in animal model of EPP (not shown) to reduce liver fibrosis In vivo - EPP Model (Mouse) FECHm1pas Missense Mutation In vivo - XLP Model (Mouse) ALAS2Q548X Gain-of-Function Mutation In vitro – EPP Model (K562 Cell) FECHIVS3-48C/KO Mutation ↓ PPIX Levels by 45% ↓ PPIX Levels by 73%

Bitopertin Robust Data Package Extensive non-clinical, CMC and clinical development has already been completed Non-Clinical CMC Clinical Genetic toxicity and Safety pharmacology Long-term GLP toxicology Juvenile GLP toxicology studies supporting patients ≥2 y/o Carcinogenicity studies Full reproductive GLP toxicology Metabolites fully qualified Commercial-scale production Optimized oral formulation (tablet and capsule) Highly stable molecule (at least 5 years) Available commercial-grade drug substance (metric tons) Healthy volunteer studies Drug-drug interaction studies Hepatic impairment Renal impairment TQT (heart rhythm) study Pharmacokinetics in patients of Asian descent 30+ Other clinical trials Note: Total clinical experience of bitopertin is extensive and includes 700+ HV and 4,000 patients in over 30 clinical trials; all trials referenced conducted by Roche

BEACON Trial: Open-Label Ph 2 Trial in EPP / XLP Open-label, parallel-dose trial to establish POC and assess efficacy, safety in patients (N~20) Study Design Study measures: Changes in blood PPIX levels, light tolerance, time to prodromal symptom (TTPS), hepatobiliary markers, QOL, safety / PK Data availability: Interim, open-label, PPIX data expected by 1H 2023 60 mg QD Bitopertin 20 mg QD Bitopertin Open-label, randomized EPP and XLP; 18 years + Two dose levels, parallel Not receiving afamelanotide Australia (study open July ‘22) Tx Duration: 24 weeks Treatment Arms

AURORA Trial: Ph 2 Trial in EPP Randomized, Double-Blind, Placebo Controlled trial to assess efficacy, safety in patients (N~75) Study Design Study measures: Changes in blood PPIX levels, time in daylight without pain, light tolerance, time to prodromal symptom (TTPS), hepatobiliary markers, QOL, safety / PK Data availability: Data expected by 2H 2023 Double-blind, placebo-controlled (1:1:1) EPP; 18 years + Stratified by light tolerance Not receiving afamelanotide US (IND cleared, start 2H 2022) Tx Duration: 16 weeks Treatment Arms 60 mg QD Bitopertin Placebo 20 mg QD Bitopertin

Development Status and Upcoming Milestones Phase 2 BEACON trial initiated, data expected by 1H’23 Operational activities to enable initiation of patient studies completed Roche license signed May 2021 GMP clinical supply completed June 2022 BEACON trial - Open-label, parallel-dose trial in EPP and XLP patients in AU – initiated July 2022 Next milestones AURORA trial – Randomized, placebo-controlled trial in EPP patients in US – IND open Aug 2022 Interim open label data from the BEACON trial – expected by 1H 2023 Phase 2 IIT in Diamond-Blackfan Anemia – site contracting in process, startup expected 1H 2023 AURORA trial data – expected 2H 2023 Planning underway for studies in additional indications

Hepcidin Modulation Iron Homeostasis

Iron is Fundamental to RBC Biology Hepcidin is a regulatory hormone that plays a central role in iron metabolism and homeostasis GI Tract Iron Intake Spleen Iron Storage Hepcidin Gatekeeper Function: Blocks iron absorption and recycling RBC Production in Bone Marrow Induced by Inflammation

Hepcidin is a Therapeutic Target for Diseases Dysregulated hepcidin drives a wide range of hematologic diseases Anemias of Inflammatory Disease Myelofibrosis Chronic Kidney Disease Autoimmune / Inflammatory Disorders Iron Overload and Excess Red Blood Cell Disorders Polycythemia Vera Hereditary Hemochromatosis Myelodysplastic Syndromes High Hepcidin Normal Hepcidin Low Hepcidin Regulated erythropoiesis Regulated iron Restricted Iron Iron Overload

DISC-0974 Anti-HJV mAb Hepcidin Suppression

Releases iron stores Enables GI absorption Increases Iron Reduces Hepcidin Inhibits endogenous production of hepcidin Potential to treat wide range of anemias Enables RBC Production DISC-0974: Novel Anti-HJV mAb to Suppress Hepcidin Designed to enhance iron availability to address a wide range of hematologic disorders

Anemia of inflammation (also called Anemia of Chronic Disease or ACD) is the 2nd most common form of anemia Estimated 40% of all anemias are driven by or have an inflammatory component Hepcidin is up-regulated and correlates with anemia, driven by inflammation Anemia Types Est. % Anemic Myelofibrosis (MF) 87% Chronic Kidney Disease (CKD) 17-50% Inflammatory Bowel Disease 25-35% Anemia of Cancer 35-80% Systemic Lupus Erythematosus 50% Sources: Weiss (2019); Maccio (2014); Tefferi (2012); Lupus Foundation; Stauffer (2014); Filmann (2014); Koutroubakis (2015) Anemia of Inflammation or Chronic Disease Inflammation caused by a wide range of conditions results in anemia due to elevated hepcidin

Genetic validation in patients with Juvenile Hemochromatosis (lower hepcidin and elevated iron levels) Loss-of-function mutations in HJV are phenotypically indistinguishable from mutations in HAMP (hepcidin) gene Functionally specific to hepcidin / iron Tissue specific expression primarily in the liver Targeting Hemojuvelin (HJV) to Suppress Hepcidin Critical and specific target for hepcidin expression Inhibiting Hemojuvelin (HJV) Prevents Hepcidin Expression and Increases Iron Sources: Finberg et al, (2010) Blood; Zhang et al, (2010) J Biol Chem

Potent and rapid effects on hepcidin and iron with single 5 mg / kg dose (NHP) Days DISC-0974 mAb binds to and prevents signaling through hemojuvelin (HJV) co-receptor x DISC-0974 Mechanism of Action Designed to reduce hepcidin and increase serum iron levels

Phase 1 SAD Trial in Healthy Volunteers Establish proof-of-mechanism based on hepcidin and iron parameters (dosing completed) Dose Level 7 mg IV 6 Treated / 2 Placebo Dose Level 14 mg SC 6 Treated / 2 Placebo Dose Level 28 mg SC 6 Treated / 2 Placebo Assessment of safety, PK, hepcidin and iron after each dose level Single-ascending dose in ≥32 healthy volunteers Key outcome measures: Safety and PK Hepcidin level, serum iron level, % TSAT Dose escalation until TSAT > 40% for at least 2 weeks Dose levels: 7 mg dose (IV); 14, 28 and 56 mg doses (SC) Study Design Dose Level 56 mg SC 6 Treated / 2 Placebo Final Escalation Cohort - Dosing Complete

DISC-0974 Phase 1 SAD Preliminary Data Dosing of DISC-0974 resulted in reduction of hepcidin and iron mobilization ↑ DISC-0974 Increased TSAT ↓ DISC-0974 Reduced Hepcidin Production

DISC-0974 Phase 1 SAD Preliminary Data (cont.) Top dose (56 mg) pharmacodynamic activity improves key clinical parameters (> 1g/dL Hgb) 56 mg SC Placebo 56 mg SC Placebo

DISC-0974 Phase 1 SAD Preliminary Safety Safety profile is consistent with selective target biology and preclinical studies; no serious or AEs > Grade 1 Total n=42 Pooled Placebo n=10 7 mg IV n=8 14 mg SC n=6 28 mg SC n=6 28 mg IV n=6 56 mg SC n=6 Diarrhea 1 (2.4) 1 (10.0) 0 0 0 0 0 Dizziness 2 (4.8) 0 0 0 0 1 (16.7) 1 (16.7) Dyspepsia 1 (2.4) 0 0 0 0 0 1 (16.7) Eye pruritis 1 (2.4) 0 0 0 1 (16.7) 0 0 Hand swelling 1 (2.4) 0 0 0 0 1 (16.7) 0 Headache 1 (2.4) 0 0 0 1 (16.7) 0 0 Myalgia 1 (2.4) 0 0 0 0 0 1 (16.7) Nasal congestion 1 (2.4) 0 0 0 0 0 1 (16.7) Pain in extremity 1 (2.4) 1 (10.0) 0 0 0 0 0 Seasonal allergy 1 (2.4) 0 0 0 1 (16.7) 0 0 Vessel puncture site bruise 1 (2.4) 1 (10.0) 0 0 0 0 0 Vomiting 1 (2.4) 1 (10.0) 0 0 0 0 0

DISC-0974 Development Strategy Demonstrate POC in anemia of MF and CKD Establish POM in Healthy Volunteers Ph 1b / 2a in MF Patients with Transfusion-Dependent Anemia - Initiated Ph 1b / 2a in CKD Patients with Anemia (Non-Dialysis Dependent) Expansion in Other Forms of Anemia of Inflammation Initiate studies 2H 2022 Plan to assess safety, PK, hepcidin, iron, hemoglobin and transfusion burden (MF) and others

DISC-0974: Anemia of Inflammation Initiate development in parallel in anemias of MF and CKD Anemia of Myelofibrosis (MF) Anemia of CKD (NDD and DD) Est. # Patients 16,000 to 18,500 patients (US alone) 5 to 6 million patients (US alone) Etiology of Anemia High hepcidin from inflammation JAKi’s worsen anemia; Loss of marrow function High hepcidin from inflammation & poor renal clearance Compromised erythropoietin production Unmet Medical Needs Severe and difficult to treat; high transfusion burden No approved or effective anemia therapy Anemia limits optimal JAKi treatment Majority patients untreated or under-treated ESAs restricted due to safety and black box Mean Hb 9.3 g/dL in patients initiating dialysis NDD: Non-Dialysis Dependent; DD: Dialysis Dependent

Hepcidin is a Key Driver of MF Anemia Clinical POC that inhibiting hepcidin axis can impact Hb Levels Source: Pardanani et al (2013) Am. J. Hematol; Oh et al., (2020) Blood Adv: TI-R: Transfusion-Independent for > 12 weeks by week 24; TI-NR: Transfusion Independent Non-Response Hepcidin Levels are Elevated in MF ~ 12x higher than control and associated with severity of anemia and transfusion burden Median % change in Hb from baseline Clinical Proof-of-Principle Hepcidin suppression increased Hb and reduced transfusion burden (41% TI and 85% transfusion reduction) Week 2 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Baseline or Pre-TI-R Median % change in hemoglobin (Q1, Q3) 35 30 25 20 15 10 5 0 -5 -10 -15 TI-NR TI-R 6.5 6 5.5 5 4.5 4 3.5 High Intermediate-2 Intermediate-1 Low Hepcidin logscale Myelofibrosis Risk Score MF Patients Median 156,279 pg/mL Control Group Median 13,449 pg/mL Hepcidin levels are 12x higher in MF patients (p<0.0001)

DISC-0974 Lowered Hepcidin in Inflammation Model

NHP: IL6-induced hepcidin and hypoferremia

↓ DISC-0974 Reduced Hepcidin Production



Hepcidin AUC0-24h (ng h/mL)
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↑ DISC-0974 Increased Serum Iron Levels



Serum Iron AUC0-24h (ugxh/dL)
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Similar effects in animal models of infection-induced hypoferremia, IRIDA and anemia of inflammation

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Phase 1b / 2 Study in MF Anemia

Evaluate efficacy and safety and position program for pivotal study; Ph 1b data expected 2023

Phase 1b Dose Escalation in Pts

Design

- N =1-9 per cohort†, initial dose: 14 mg SC
- Open-label, adaptive design (BOIN), accelerated titration
- Receiving transfusions or Hb < 10 g/dL
- Key endpoints: Hemoglobin, Iron, Hepcidin

Treatment Duration: 6 cycles (q28d)

Phase 2 Study Focused on Transfusion-Dependent (TD) Patients

Patient Population

- N ~ 26
- Severity: DIPSS INT-2/High
- Transfusion Dependent
- +/- JAK inhibitor permitted

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Design

- Open-label
- Flexibility to add additional exploratory cohorts
- Key endpoints:
  - Transfusion-independence (TI)
  - Hb, Iron, Hepcidin, hematologic parameters

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Study Arms

DISC-0974 in TD MF

Treatment Duration: 6 months (q28d)

†Note: In Part 1, expect one patient per cohort until iron mechanism is engaged

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Sources: Troutt et al. (2013), J Clin Lab Analy; Sheetz et al. (2019) Br J Clin Pharmacol. (2019) Hepcidin is a Key Driver of CKD Anemia Clinical POC that inhibiting hepcidin axis can impact Hb Levels Clinical Proof-of-Principle Hepcidin inhibition via single dose of mechanistically similar BMP-6 mAb increases Hb in dialysis patients Hepcidin Levels Elevated in CKD Patients ~ 20x higher than healthy subjects and increases with disease severity Healthy Subjects 0.001 0.1 10 1000 CKD Patients Hepcidin-25 (µg/L) 3.0 ± 0.5 60.4 ± 6.1* *P < 0.001 vs. healthy 3 2 1 0 -1 -2 Hb – Absolute change relative to baseline (g/dL) 0 7 14 21 28 35 42 49 56 63 70 77 84 91 Time (day)

DISC-0974 Improved Anemia in Model of CKD Rat Model of Adenine Diet-Induced CKD 1.7 g/dL vs. Vehicle ↓ DISC-0974 Reduced Hepcidin Expression ↑ DISC-0974 Increased Serum Iron ↑ DISC-0974 Increased Hemoglobin Levels Red:0.75% Adenine + DISC-0974 (20 mg/kg) Blue:0.75% Adenine + Vehicle Red:0.75% Adenine + DISC-0974 (20 mg/kg) Blue:0.75% Adenine + Vehicle 0.75% Adenine + DISC-0974 0.75% Adenine + Vehicle Fold Expression (normalized to vehicle control) 80 60 40 20 0 umol/L 14 13 12 11 10 9 8 g/dL 0 10 20 30 40 Days 0 10 20 30 40 Days 2.0 1.5 1.0 0.5 0.0

Dose Level A Dose Level B Dose Level C Dose TBD x 3 (Once-monthly) Phase 1b Single-Ascending Dose Treatment Duration: 3 months (q28d) Stage II-V CKD; Adult Not receiving dialysis Hb (g/dL) < 10.5 (F), 11.5 (M) Hepcidin > median of healthy controls Exclude iron-deficient anemia by ferritin and TSAT Key Endpoints / Measures: Change in hemoglobin; iron, hepcidin, and other hematologic parameters, safety / PK Phase 1b / 2a POC Study in CKD Anemia Evaluate efficacy and safety in non-dialysis dependent patients Study Population Phase 2a Open-Label, Multiple-Dose N=8 per Cohort (6 Active, 2 Placebo) Assessment of safety, PK, hepcidin and iron after each dose level DISC-0974 (n=12); Placebo (n=4) Data availability: Interim data expected in 2023

Development Status and Upcoming Milestones Ongoing phase 1b/2 study in MF and plans to initiate phase 1b/2 study in NDD-CKD by year-end 2022 Operational activities to enable initiation of patient studies completed Ph 1 SAD study – completed; excellent safety profile and proof of mechanism for hepcidin and iron modulation; data presented at EHA, June 2022 Obtained pre-IND feedback from hematology division of FDA for next studies in MF and CKD GMP clinical supply completed Initiated Ph 1b/2 study in MF anemia – study active and recruiting (NCT05320198) Next milestones Ph 1b/2 study in NDD-CKD anemia: planning to file IND and initiate study – expected by YE 2022 Interim open label data from Ph 1b/2 study in MF anemia – expected 2023 Interim data from Ph 1b cohorts NDD-CKD anemia – expected 2023 Planning underway for studies in additional indications

Matriptase-2 Inhibitor Hepcidin Induction

Promotes Iron Restriction Decreases GI Absorption Limits Iron Availability Increases Hepcidin Enables Endogenous Production of Hepcidin Erythrocytosis (PV) Ineffective Erythropoiesis Iron Overload Modulates RBC Production Mat-2 Inhibitor to Induce Hepcidin Production Designed to modulate RBC development by limiting iron availability to address a wide range of hematologic disorders

Genetic validation in patients with IRIDA (Iron-Refractory Iron Deficiency Anemia) LOF mutation increases hepcidin levels Reduces iron availability Functionally specific to hepcidin / iron Tissue specific expression primarily in the liver Targeting Matriptase-2 to Increase Hepcidin Potent and specific target normally limits endogenous hepcidin Inhibiting Matriptase-2 Promotes Hepcidin Expression through HJV Mat-2 selectively degrades HJV

Mat-2 Inhibition Has Potent Effects on Hepcidin Effects with a single dose in non-human primates ↑ Hepcidin ↓ Serum Iron ↓ % TSAT Time (hrs.)

Mat-2 Inhibitor Planned Development Strategy Erythrocytosis and Disorders of Iron Overload / Ineffective Erythropoiesis Polycythemia Vera Hereditary Hemochromatosis Myelodysplastic Syndromes Proof of therapeutic hypothesis in patients Clarity on development path Convenient, oral presentation Strong mechanistic fit 1 million+ patients in US with no approved therapies Serious complications and impact on QOL if untreated Majority of patients anemic and require transfusion Specific sub-type SF3B1 mutation has low hepcidin and propensity for iron loading Mat-2 Inhibitor Hepcidin Induction Other Diseases Sickle cell disease Beta-thalassemia

Disc is Building a Leading Company Dedicated to Treating Hematologic Diseases Focused on fundamental and well-validated pathways that affect heme biosynthesis and iron homeostasis Interim data DISC-0974 Phase 1b/2 trials in anemias of CKD and MF; interim data bitopertin Phase 2 trial in EPP / XLP Bitopertin (Phase 2): Potential 1st disease-modifying treatment for debilitating, orphan diseases EPP / XLP DISC-0974 (Phase 1b/2): Targeting anemia of inflammation opportunity with non-ESA mechanism Mat-2 Inhibitor (Research): Optimizing leads to identify an oral agent against an important therapeutic target Leadership with deep experience developing and commercializing therapies; strong balance sheet with support from top-tier healthcare investors Clinical-stage biopharmaceutical company developing therapies for hematologic diseases Portfolio of 3 distinct “pipeline-in-a-product” programs with broad applications and opportunity for growth Entering catalyst-rich period with multiple data read-outs anticipated across portfolio in next 6-12 months Strong foundation positions us to build Disc into a leading hematology company

Risk Factors The list below of risk factors has been prepared solely for purposes of the proposed private placement transaction (the “Private Placement”) as part of the proposed merger transaction (the “Merger”) between Gemini Therapeutics, Inc. (“Gem”), Gemstone Merger Sub, Inc. (“Merger Sub”) and Disc Medicine, Inc. (“Disc”), and solely for potential investors in the Private Placement, and not for any other purpose. The risks presented below are certain of the general risks related to the businesses of Disc, the Private Placement and the Merger, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Gem with the U.S. Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between Disc and Gem. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of Disc and Gem and the proposed transactions between Disc and Gem, and may differ significantly from and be more extensive than those presented below. Investing in securities (the “Securities”) to be issued in connection with the Merger involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in Disc and in the Securities, including those described below, before subscribing for the Securities. If either Disc cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, Disc’s business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones Disc faces. Additional risks that Disc currently does not know about or that Disc currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review the investors’ presentation and perform your own due diligence, prior to making an investment in Gem or Disc. Risks Related to the Disc We are a biopharmaceutical company with a limited operating history and have not generated any revenue to date from drug sales, and may never become profitable. We have incurred significant operating losses in recent periods and anticipate that we will incur continued losses for the foreseeable future. We have no products approved for commercial sale and have not generated any revenue from product sales. We will need to raise substantial additional funding. If we are unable to raise capital when needed or on attractive terms, we would be forced to delay, scale back or discontinue some of our product candidate development programs or future commercialization efforts. Our programs are focused on the development of therapeutics for patients with hematologic diseases, which is a rapidly evolving area of science, and the approach we are taking to discover and develop product candidates is novel and may never lead to approved or marketable products. We have never successfully completed any clinical trials, and we may be unable to do so for any product candidates we develop. Certain of our programs are still in preclinical development and may never advance to clinical development. Because we are developing some of our product candidates for the treatment of diseases in which there is little clinical experience and, in some cases, using new endpoints or methodologies, the FDA or other regulatory authorities may not consider the endpoints of our clinical trials to predict or provide clinically meaningful results. Business interruptions resulting from the coronavirus disease (COVID-19) outbreak or similar public health crises could cause a disruption of the development of our product candidates and adversely impact our business. We may not be successful in our efforts to identify or discover additional product candidates or we may expend our limited resources to pursue a particular product candidate or indication and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success. If we experience delays or difficulties in the initiation or enrollment of patients in clinical trials, our receipt of necessary regulatory approvals could be delayed or prevented. Our current or future product candidates may cause adverse or other undesirable side effects that could delay or prevent their regulatory approval, limit the commercial profile of an approved label, or result in significant negative consequences following marketing approval, if any. Even if we receive regulatory approval for any of our current or future product candidates, we will be subject to ongoing obligations and continued regulatory review, which may result in significant additional expense. We rely, and expect to continue to rely, on third parties to conduct our ongoing and planned clinical trials for our current and future product candidates. If these third parties do not successfully carry out their contractual duties, comply with regulatory requirements or meet expected deadlines, we may not be able to obtain marketing approval for or commercialize our current and potential future product candidates and our business could be substantially harmed. If we are unable to obtain and maintain patent and other intellectual property protection for our technology and product candidates or if the scope of the intellectual property protection obtained is not sufficiently broad, our competitors could develop and commercialize technology and drugs similar or identical to ours, and our ability to successfully commercialize our technology and drugs may be impaired. If the market opportunities for our programs and product candidates are smaller than we estimate, if any regulatory approval that we obtain is based on a narrower definition of the patient population, or our current product candidates or any future product candidates do not achieve broad market acceptance, our revenue and ability to achieve profitability will be materially adversely affected.

Risk Factors Risks Related to the Private Placement Disc may be unable to raise sufficient capital in the Private Placement or otherwise obtain additional financing to fund the operations and growth of the combined company (the “Combined Company”) following the Merger. The issuance of shares in connection with the Private Placement and Merger will dilute substantially the voting power of Combined Company's stockholders. Risks Related to the Transactions The consummation of the Merger is subject to a number of conditions and if those conditions are not satisfied or waived, the merger agreement may be terminated in accordance with its terms and the Merger may not be completed. The ability to successfully effect the Merger and the Combined Company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel. The loss of such key personnel could negatively impact the operations and financial results of the combined business. If the Merger’s benefits do not meet the expectations of investors or securities analysts, the market price of Gem’s securities or, following the consummation of the Merger, the Combined Company’s securities, may decline. A market for the Combined Company’s securities may not develop, which would adversely affect the liquidity and price of such securities. There can be no assurance that the Combined Company’s securities will be approved for listing on the Nasdaq Global Market (“Nasdaq”) or that the Combined Company will be able to comply with the continued listing standards of Nasdaq. Directors of each of Gem and Disc may have potential conflicts of interest in recommending that their respective company’s stockholders vote in favor of the adoption of the Merger. Legal proceedings in connection with the Merger, the outcomes of which are uncertain, could delay or prevent the completion of the Merger. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect Disc’s and the Combined Company’s business, including Disc’s and the Combined Company’s ability to consummate the Merger, and results of operations.

Merger Announcement August 10, 2022